Exhibit (h)(1)

AMENDMENT NO. 20 DATED JUNE 11, 2014 TO THE PROSHARES TRUST MANAGEMENT SERVICES AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

As of June 11, 2014

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[1]
ProShares Ultra S&P500	0.10%
ProShares Ultra MidCap400	0.10%
ProShares Ultra Dow30	0.10%
ProShares Ultra QQQ	0.10%
ProShares Ultra Russell1000 Value	0.10%
ProShares Ultra Russell1000 Growth	0.10%
ProShares Ultra Russell MidCap Value	0.10%
ProShares Ultra Russell MidCap Growth	0.10%
ProShares Ultra Russell2000 Value	0.10%
ProShares Ultra Russell2000 Growth	0.10%
ProShares Ultra Basic Materials	0.10%
ProShares Ultra Biotechnology	0.10%
ProShares Ultra Consumer Goods	0.10%
ProShares Ultra Consumer Services	0.10%
ProShares Ultra Financials	0.10%
ProShares Ultra Health Care	0.10%
ProShares Ultra Industrials	0.10%
ProShares Ultra Oil & Gas	0.10%
ProShares Ultra Precious Metals	0.10%
ProShares Ultra Real Estate	0.10%
ProShares Ultra Semiconductors	0.10%
ProShares Ultra Technology	0.10%
ProShares Ultra Telecommunications[2]	0.10%
ProShares Ultra Utilities	0.10%
ProShares Ultra Russell1000	0.10%
ProShares Ultra Russell MidCap	0.10%
ProShares Ultra Russell2000	0.10%
ProShares Ultra SmallCap600	0.10%
ProShares Ultra S&P Retail	0.10%
ProShares Ultra MSCI Japan	0.10%
ProShares Ultra MSCI Emerging Markets	0.10%
ProShares Ultra MSCI EAFE	0.10%
ProShares Ultra NASDAQ Biotechnology	0.10%
ProShares Ultra Telecommunications[3]	0.10%
ProShares Ultra FTSE China 25	0.10%
ProShares Ultra 3-7 Year Treasury	0.10%
ProShares Ultra 7-10 Year Treasury	0.10%
ProShares Ultra 20+ Year Treasury	0.10%
ProShares Ultra High Yield	0.10%

[1]	All fees are computed daily and paid monthly
[2]	Benchmark Index: Dow Jones U.S. Telecommunications Index
[3]	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[4]
ProShares Ultra Investment Grade Corporate	0.10%
ProShares Ultra TIPS	0.10%
ProShares Ultra NASDAQ Composite	0.10%
ProShares Ultra Aggregate Bond	0.10%
ProShares Ultra DJ Wilshire Total Market	0.10%
ProShares Ultra Russell3000	0.10%
ProShares Ultra MSCI Pacific ex-Japan	0.10%
ProShares Ultra MSCI Latin America	0.10%
ProShares Ultra FTSE Europe	0.10%
ProShares Ultra MSCI BRIC	0.10%
ProShares Ultra S&P Europe 350	0.10%
ProShares Ultra MSCI Brazil Capped	0.10%
ProShares Ultra MSCI Canada	0.10%
ProShares Ultra MSCI South Korea	0.10%
ProShares Ultra MSCI Taiwan	0.10%
ProShares Ultra MSCI Australia	0.10%
ProShares Ultra MSCI Hong Kong	0.10%
ProShares Ultra MSCI Mexico Capped IMI	0.10%
ProShares Ultra KBW Regional Banking	0.10%
ProShares Ultra Gold Miners	0.10%
ProShares Short S&P500	0.10%
ProShares Short MidCap400	0.10%
ProShares Short Dow30	0.10%
ProShares Short QQQ	0.10%
ProShares Short Russell2000	0.10%
ProShares Short SmallCap600	0.10%
ProShares Short Russell1000	0.10%
ProShares Short Russell1000 Value	0.10%
ProShares Short Russell1000 Growth	0.10%
ProShares Short Russell MidCap Value	0.10%
ProShares Short Russell MidCap Growth	0.10%
ProShares Short Russell2000 Value	0.10%
ProShares Short Russell2000 Growth	0.10%
ProShares Short Basic Materials	0.10%
ProShares Short Biotechnology	0.10%
ProShares Short Consumer Goods	0.10%
ProShares Short Consumer Services	0.10%
ProShares Short Financials	0.10%
ProShares Short Health Care	0.10%
ProShares Short Industrials	0.10%
ProShares Short Oil & Gas	0.10%
ProShares Short Precious Metals	0.10%
ProShares Short Real Estate	0.10%
ProShares Short Semiconductors	0.10%
ProShares Short Technology	0.10%
ProShares Short Telecommunications[5]	0.10%
ProShares Short Telecommunications[5]	0.10%
ProShares Short Utilities	0.10%
ProShares Short NASDAQ Biotechnology	0.10%
ProShares Short Russell MidCap	0.10%
ProShares Short S&P Retail	0.10%

[4]	All fees are computed daily and paid monthly
[5]	Benchmark Index: Dow Jones U.S. Telecommunications Index
[5]	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[6]
ProShares Short MSCI Japan	0.10%
ProShares Short MSCI Emerging Markets	0.10%
ProShares Short MSCI EAFE	0.10%
ProShares Short 3-7 Year Treasury	0.10%
ProShares Short 7-10 Year Treasury	0.10%
ProShares Short 20+ Year Treasury	0.10%
ProShares Short 30 Year TIPS/TSY Spread	0.10%
ProShares Short High Yield	0.10%
ProShares Short Investment Grade Corporate	0.10%
ProShares Short TIPS	0.10%
ProShares Short NASDAQ Composite	0.10%
ProShares Short Aggregate Bond	0.10%
ProShares Short DJ Wilshire Total Market	0.10%
ProShares Short Russell3000	0.10%
ProShares Short MSCI Pacific ex-Japan	0.10%
ProShares Short MSCI Latin America	0.10%
ProShares Short MSCI Europe	0.10%
ProShares Short MSCI BRIC	0.10%
ProShares Short S&P Europe 350	0.10%
ProShares Short MSCI Brazil	0.10%
ProShares Short MSCI Canada	0.10%
ProShares Short MSCI South Korea	0.10%
ProShares Short MSCI Taiwan	0.10%
ProShares Short MSCI Australia	0.10%
ProShares Short MSCI Hong Kong	0.10%
ProShares Short MSCI Mexico Investable Market	0.10%
ProShares Short KBW Regional Banking	0.10%
ProShares Short FTSE China 25	0.10%
ProShares Short Gold Miners	0.10%
ProShares UltraShort S&P500	0.10%
ProShares UltraShort MidCap400	0.10%
ProShares UltraShort Dow30	0.10%
ProShares UltraShort QQQ	0.10%
ProShares UltraShort Russell1000	0.10%
ProShares UltraShort Russell2000	0.10%
ProShares UltraShort SmallCap600	0.10%
ProShares UltraShort Russell1000 Value	0.10%
ProShares UltraShort Russell1000 Growth	0.10%
ProShares UltraShort Russell MidCap Value	0.10%
ProShares UltraShort Russell MidCap Growth	0.10%
ProShares UltraShort Russell2000 Value	0.10%
ProShares UltraShort Russell2000 Growth	0.10%
ProShares UltraShort Basic Materials	0.10%
ProShares UltraShort Biotechnology	0.10%
ProShares UltraShort Consumer Goods	0.10%
ProShares UltraShort Consumer Services	0.10%
ProShares UltraShort Financials	0.10%
ProShares UltraShort Health Care	0.10%
ProShares UltraShort Industrials	0.10%

[6]	All fees are computed daily and paid monthly

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[7]
ProShares UltraShort Oil & Gas	0.10%
ProShares UltraShort Precious Metals	0.10%
ProShares UltraShort Real Estate	0.10%
ProShares UltraShort Semiconductors	0.10%
ProShares UltraShort Technology	0.10%
ProShares UltraShort Telecommunications[8]	0.10%
ProShares UltraShort Utilities	0.10%
ProShares UltraShort Russell MidCap	0.10%
ProShares UltraShort S&P Retail	0.10%
ProShares UltraShort MSCI Japan	0.10%
ProShares UltraShort MSCI Emerging Markets	0.10%
ProShares UltraShort MSCI EAFE	0.10%
ProShares UltraShort NASDAQ Biotechnology	0.10%
ProShares UltraShort Telecommunications[9]	0.10%
ProShares UltraShort FTSE China 25	0.10%
ProShares UltraShort 3-7 Year Treasury	0.10%
ProShares UltraShort 7-10 Year Treasury	0.10%
ProShares UltraShort 20+ Year Treasury	0.10%
ProShares UltraShort High Yield	0.10%
ProShares UltraShort Investment Grade Corporate	0.10%
ProShares UltraShort TIPS	0.10%
ProShares UltraShort NASDAQ Composite	0.10%
ProShares UltraShort Aggregate Bond	0.10%
ProShares UltraShort DJ Wilshire Total Market	0.10%
ProShares UltraShort Russell3000	0.10%
ProShares UltraShort MSCI Pacific ex-Japan	0.10%
ProShares UltraShort MSCI Latin America	0.10%
ProShares UltraShort FTSE Europe	0.10%
ProShares UltraShort MSCI BRIC	0.10%
ProShares UltraShort S&P Europe 350	0.10%
ProShares UltraShort MSCI Brazil Capped	0.10%
ProShares UltraShort MSCI Canada	0.10%
ProShares UltraShort MSCI South Korea	0.10%
ProShares UltraShort MSCI Taiwan	0.10%
ProShares UltraShort MSCI Australia	0.10%
ProShares UltraShort MSCI Hong Kong	0.10%
ProShares UltraShort MSCI Mexico Capped IMI	0.10%
ProShares UltraShort KBW Regional Banking	0.10%
ProShares UltraShort Gold Miners	0.10%
ProShares UltraPro S&P500	0.10%
ProShares UltraPro QQQ	0.10%
ProShares UltraPro Dow30	0.10%
ProShares UltraPro Russell2000	0.10%
ProShares UltraPro MidCap 400	0.10%
ProShares UltraPro MSCI EAFE	0.10%
ProShares UltraPro 3-7 Year Treasury	0.10%
ProShares UltraPro 7-10 Year Treasury	0.10%

[7]	All fees are computed daily and paid monthly
[9]	Benchmark Index: Dow Jones U.S. Telecommunications Index
[10]	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[11]
ProShares UltraPro 20+ Year Treasury	0.10%
[Portions of this schedule have been redacted]
ProShares UltraPro 10 Year TIPS/TSY Spread	0.10%
[Portions of this schedule have been redacted]
ProShares UltraPro MSCI Emerging Markets	0.10%
ProShares UltraPro Financials	0.10%
ProShares UltraPro Oil & Gas	0.10%
[Portions of this schedule have been redacted]
ProShares UltraPro Short S&P500	0.10%
ProShares UltraPro Short QQQ	0.10%
ProShares UltraPro Short Dow30	0.10%
ProShares UltraPro Short Russell2000	0.10%
ProShares UltraPro Short MidCap400	0.10%
ProShares UltraPro Short MSCI EAFE	0.10%
ProShares UltraPro Short 3-7 Year Treasury	0.10%
ProShares UltraPro Short 7-10 Year Treasury	0.10%
ProShares UltraPro Short 20+ Year Treasury	0.10%
[Portions of this schedule have been redacted]
ProShares UltraPro Short 10 Year TIPS/TSY Spread	0.10%
ProShares UltraPro Short 30 Year TIPS/TSY Spread	0.10%
ProShares UltraPro Short MSCI Emerging Markets	0.10%
ProShares UltraPro Short Financials	0.10%
ProShares UltraPro Short Oil & Gas	0.10%
[Portions of this schedule have been redacted]
ProShares Large Cap Core Plus	0.10%
ProShares RAFI Long/Short	0.10%
ProShares Hedge Replication ETF	0.10%
ProShares MSCI Latin America	0.10%
ProShares MSCI EAFE – 15% Volatility	0.10%
ProShares MSCI Emerging Markets – 15% Volatility	0.10%
ProShares Russell 2000 – 15% Volatility	0.10%
ProShares S&P Midcap 400 – 15% Volatility	0.10%
ProShares NASDAQ 100 – 15% Volatility	0.10%
ProShares Russell 1000 – 15% Volatility	0.10%
ProShares Dow 30 – 15% Volatility	0.10%
ProShares Merger ETF	0.10%
ProShares 30 Year TIPS/TSY Spread	0.10%
ProShares German Sovereign / Sub-Sovereign ETF	0.10%
ProShares Sovereign Fiscal Strength ETF	0.10%
ProShares USD Covered Bond	0.10%
[Portions of this schedule have been redacted]
ProShares Global Listed Private Equity ETF	0.10%
ProShares High Yield–Interest Rate Hedged	0.10%
ProShares DJ Brookfield Global Infrastructure ETF	0.10%
ProShares S&P 500 Aristocrats ETF	0.10%
ProShares Investment Grade–Interest Rate Hedged	0.10%
ProShares Short Term USD Emerging Markets Bond ETF	0.10%
ProShares USD Emerging Markets Bond–Interest Rate Hedged	0.10%
ProShares MSCI Emerging Markets Dividend Masters ETF	0.10%
ProShares MSCI EAFE Dividend Masters ETF	0.10%
[Portions of this schedule have been redacted]
ProShares CDS North American HY Credit ETF	0.10%

[11]	All fees are computed daily and paid monthly

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[11]
ProShares CDS Short North American HY Credit ETF	0.10%
ProShares CDS North American IG Credit ETF	0.10%
ProShares CDS Short North American IG Credit ETF	0.10%
ProShares CDS European HY Credit ETF	0.10%
ProShares CDS Short European HY Credit ETF	0.10%
ProShares CDS European IG Credit ETF	0.10%
ProShares CDS Short European IG Credit ETF	0.10%

PROSHARE ADVISORS LLC, a Maryland limited liability company		PROSHARES TRUST, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Todd B. Johnson
	Michael L. Sapir Chief Executive Officer		Todd B. Johnson President

[11]	All fees are computed daily and paid monthly